UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 1, 2011
Date of Report (Date of earliest event reported)
CNB CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	033-00737 (Commission file number)	38-2662386 (I.R.S. Employer Identification No.)
303 North Main Street, Cheboygan MI 49721
(Address of principal executive offices, including Zip Code)
(231) 627-7111
(Registrant’s telephone number, including area code)
NO CHANGE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
Exhibit Index
EX-99

ITEM 8.01.	Other Events
On August 1, 2011, CNB Corporation (“Corporation”) issued a quarterly shareholder brochure in which it reviewed earnings for the year to date period ending June 30, 2011.
A copy of the information contained in the Corporation’s brochure is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Form 8-K, and made a part hereof.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits
Exhibit 99 Quarterly brochure of CNB Corporation dated August 1, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Corporation (Registrant)
/s/ Susan A. Eno
Susan A. Eno
Dated: August 1, 2011	President and Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
Exhibit 99	Quarterly brochure of CNB Corporation dated August 1, 2011